UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2013

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On March 7, 2013, Ventas, Inc. (the “Company”) entered into an ATM Equity OfferingSM Sales Agreement (the “Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and RBC Capital Markets, LLC (collectively, the “Sales Agents”), pursuant to which the Company may offer and sell through the Sales Agents, from time to time, shares of the Company’s common stock, par value $0.25 per share (“Common Stock”), having an aggregate gross sales price of up to $750,000,000 (the “Shares”).  Sales, if any, of Shares will be made primarily in “at-the-market” offerings, as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange, the existing trading market for the Common Stock, or sales made to or through a market maker or through an electronic communications network.  Sales may also be made in privately negotiated transactions.

The Company intends to use the net proceeds from the offering for general corporate purposes, including to fund future acquisitions and investments and to repay indebtedness outstanding under its unsecured revolving credit facility.

The Shares will be offered and sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-180521) (the “Registration Statement”) previously filed by the Company under the Securities Act, which Registration Statement became effective automatically upon filing with the Securities and Exchange Commission on April 2, 2012.

A copy of the Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01.     Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description
1.1

ATM Equity OfferingSM Sales Agreement, dated March 7, 2013 among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and RBC Capital Markets, LLC.

5.1	Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Willkie Farr & Gallagher LLP (included in their opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: March 8, 2013	By:	/s/ Kristen M. Benson
Kristen M. Benson
Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1

ATM Equity OfferingSM Sales Agreement, dated March 7, 2013 among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and RBC Capital Markets, LLC.

5.1	Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Willkie Farr & Gallagher LLP (included in their opinion filed as Exhibit 5.1).